Exhibit 99.1

Veeco Instruments Inc. Investor Presentation January 15, 2019

Safe Harbor To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These items include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements. Investor Presentation © 2019 Veeco Instruments Inc. 2

3 Veeco Overview Investor Presentation © 2019 Veeco Instruments Inc.

Laser / Lithography MOCVD Ion Beam Veeco Applies Technology to Tough Materials Problems 4 Investor Presentation © 2019 Veeco Instruments Inc. Data Storage Compound Semiconductor Semiconductor / Advanced Packaging Veeco is a Proven High Technology Capital Equipment Leader Solving Tough Materials Problems to Ramp Growing Markets MOCVD – Metal Organic Chemical Vapor Deposition

# Veeco at a Glance

- Product & Technology Leadership
- Over 800 Patents
- ~1,050 Employees
- Sales and Service in 10 Countries
- $443M 2018 YTD Revenue (Q1 - Q3 18)
- $266M in Cash (Q3 18), $345M in Convertible Debt



St. Paul, MN
Waltham, MA
Somerset, NJ
Plainview, NY
Horsham, PA
San Jose, CA
Dresden, Germany
Munich, Germany
Seoul, Korea
Shanghai, China
Tokyo, Japan
Hsinchu, Taiwan
Bangkok, Thailand
Laguna, Philippines
Penang, Malaysia
Singapore
R&D, Manufacturing, Sales & Service
R&D, Headquarters
Sales & Service

***Global Semiconductor Capital Equipment Provider with Specialized Technology***

5 Investor Presentation | © 2019 Veeco Instruments Inc.

Veeco

Our Technology Enables Megatrends 6 Investor Presentation © 2019 Veeco Instruments Inc. 5G MOCVD 3D Sensing / VCSEL MOCVD Autonomous Driving / LiDAR MOCVD Lithography High-Performance Computing / AI Laser Annealing Ion Beam Lithography 5G – Fifth generation wireless technology VCSEL – Vertical Cavity Surface Emitting Laser AI – Artificial Intelligence LiDAR – Light Detection and Ranging

Veeco Customers Drive Megatrends 7 Scientific & Industrial Investor Presentation © 2019 Veeco Instruments Inc. Compound Semi OSATs, MEMS & RF Filters IDMs & Foundries

Investment Highlights #1 or #2 in key markets Leveraging core technologies in profitable markets as LED market becomes commoditized Growth initiatives aligned to megatrends EUV mask blanks using ion beam deposition Enabling front end semiconductor with laser annealing Advanced packaging using lithography VCSEL & RF production with MOCVD Diverse product & customer base Improving profitability 8 Well Positioned to Capitalize in Growing Markets Investor Presentation © 2019 Veeco Instruments Inc. EUV – Extreme Ultraviolet RF – Radio Frequency

9 Business Transition Investor Presentation © 2019 Veeco Instruments Inc.

2019 – Focus on Foundational & Growth Markets 10 * Based on midpoint of guidance for Q4 18 Investor Presentation © 2019 Veeco Instruments Inc. Commodity blue LED business reducing significantly in 2019 Limited China exposure going forward Growth initiatives aligned with multiple megatrends Foundational business remains stable Foundational and Growth Revenue Combined are Expected to Increase in 2019

2019 – Growth on a Solid Foundation 11 * Based on midpoint of guidance for Q4 18 Investor Presentation © 2019 Veeco Instruments Inc. Key Foundational Businesses Service Business Data Storage Government Labs & Universities Optical Coatings for Industrial, Medical & Military Key Growth Initiatives EUV mask blanks using ion beam deposition Enabling front end semiconductor with laser annealing Advanced packaging using lithography VCSEL & RF production with MOCVD Foundational Business Generates Cash, Supports Growth Initiatives

2019 – Improving Profitability 12 * Based on midpoint of guidance for Q4 18 Investor Presentation © 2019 Veeco Instruments Inc. Improving Operating Expenses and Gross Margin Aggressive SG&A reduction Preserving R&D investments for growth Target >40% gross margin for 2019 Gross margin benefits from improving mix

13 Growth Initiatives Investor Presentation © 2019 Veeco Instruments Inc.

# EUV Mask Blanks for Front-End Semiconductor Manufacturing

**Market Drivers**

- Artificial Intelligence
- High Performance Computing
- Autonomous Driving


AI

**Enabling Advanced Nodes**


28nm
14nm
10nm
7nm
5nm
Increasing Transistor Density
EUV Lithography
Multi Patterning
Single Patterning

EUV Adopters* SAMSUNG tsmc intel

**Veeco Advantage**


Tough Materials Problem
Precision defect free multilayer deposition

- 20 years of EUV Mask Blank experience
- Best-in-class IBD technology
- Lowest defect density

*Market Opportunity $20M to $50M Annually*

*Source: Semiconductor Engineering

14 Investor Presentation | © 2019 Veeco Instruments Inc.

Veeco

# Laser Annealing for Front-End Semiconductor Manufacturing

## Market Drivers

Device scaling enabling:
- Artificial Intelligence
- High Performance Computing
- Graphics Processing Units



## Enabling Advanced Nodes


Semiconductor Node
<10nm
40-14nm
90-40nm
>90nm
Furnace Anneal
Rapid Thermal Processing
Laser Annealing
Melt
Veeco
Anneal Time
Hours
Minutes
Seconds
Milliseconds
Microseconds
Nanoseconds

## Veeco Advantage


Tough Materials Problem
Precise dynamic temperature control

- Leading market share in Logic / Foundry
- Excellent process performance in HVM
- PTOR in fabs at 14 / 7nm, DTOR at <7nm
- Recent win at leading-edge node

***Market Opportunity ~$100M Annually***

15 Investor Presentation | © 2019 Veeco Instruments Inc.

HVM – High Volume Manufacturing
PTOR – Process Tool of Record
DTOR – Design Tool of Record

Veeco

Lithography for Advanced Packaging 16 Veeco Advantage Market Drivers Artificial intelligence Automotive Mobility Gaming Market Opportunity $75M to $100M Annually Investor Presentation © 2019 Veeco Instruments Inc. Enable Better System Performance Highly automated Superior performance Cost effective platform Lithography System Primarily used for logic applications with recent wins in DRAM Smaller Form Factor Higher Performance Lower Cost Improved Battery Life

# VCSEL Production Utilizing Proven Technology Platform

## Market Drivers

- 3D Sensing / World Facing
- Autonomous Vehicle Sensing (LiDAR)
- Data / Telecom



## Forecasted VCSEL Area (M mm$^2$)*


~50 systems/year
~3,400
Security/Display
LiDAR / Auto
Smartphone
Data/Telecom
~550
2018
2021

## Veeco Advantage: TurboDisc Platform


Tough Materials Problem
Active layer deposition with tight uniformity



- Highest productivity
- Lowest cost of ownership
- Maximum up-time
- Excellent uniformity

***Market Opportunity $100M to $150M Annually***

*Source: marketsandmarkets, Daiwa, JP Morgan, Yole and Veeco's estimates

17 Investor Presentation | © 2019 Veeco Instruments Inc.

Veeco

Ion Beam MOCVD MOCVD Longer Term Growth Megatrends 18 Our Technology Supports Longer Term Growth Megatrends Investor Presentation © 2019 Veeco Instruments Inc. STT-MRAM Spin-Transfer Torque Magnetic Ram is a non-volatile, low power, robust, memory solution initially targeting internet-of-things applications. GaN & GaAs RF Devices (5G) GaN & GaAs based RF devices are more efficient than silicon based power devices. Applications in base stations and mobile devices. Micro LED Sunlight readability, power efficiency & high brightness are the advantages of this next generation display technology. GaN – Gallium Nitride GaAs – Gallium Arsenide

19 Q3 2018 Financial Update Investor Presentation © 2019 Veeco Instruments Inc.

Q3 2018 Highlights 20 Bookings growth in Front-End Semiconductor Ending backlog of $276M Profitability above the mid-point of guidance Q3 Results $100M Bookings $127M Revenue $8.0M Non-GAAP Operating Income 11¢ Non-GAAP EPS A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. Investor Presentation © 2019 Veeco Instruments Inc. Generated positive cash flow Ending cash balance $266M Repurchased 1.8% of outstanding shares $345M outstanding convertible debt

# 2019 Focus



## Innovate
technology leadership

- Solve tough materials engineering challenges
- Execute product roadmaps



## Penetrate
market growth

- Ramp EUV mask blank systems
- Advanced node insertion for Laser Anneal
- Launch VCSEL (3D Sensing) tool



## Improve
profitability

- Improve gross margin
- Reduce operating expenses

*Operate with Discipline to Restore Profitability and Growth*

21 Investor Presentation | © 2019 Veeco Instruments Inc.

Veeco

Thank You Veeco Instruments www.veeco.com

23 Backup & Reconciliation Tables Investor Presentation © 2019 Veeco Instruments Inc.

P&L Highlights 24 Sequentially Improved Gross Margin as Expected Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. GAAP Non-GAAP $ millions (except per share amounts) Q2 18 Q3 18 Q2 18 Q3 18 Revenue $157.8 $126.8 $157.8 $126.8 Gross Profit 55.4 46.4 56.5 48.4 Gross Margin 35.1% 36.6% 35.8% 38.2% R&D 24.9 23.5 23.9 22.8 SG&A & Other 24.7 20.2 21.9 17.6 Operating Income/(Loss) (261.2) (3.9) 10.8 8.0 Net Income/(Loss) (237.6) (9.0) 7.2 5.3 Earnings/(Loss) Per Share ($5.02) ($0.19) $0.15 $0.11 Investor Presentation © 2019 Veeco Instruments Inc.

Balance Sheet Highlights 25 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. Generated Cash While Repurchasing $10M in Shares $ millions Q2 18 Q3 18 Cash & Short-Term Investments 261 266 Accounts Receivable 134 91 Inventories 146 150 Accounts Payable 65 65 Long-Term Debt 281 284 Cash Flow from Operations (46) 18 DSO (days) 76 64 DOI 130 173 DPO 58 74 Investor Presentation © 2019 Veeco Instruments Inc.

Note on Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures. 26 26 Investor Presentation © 2019 Veeco Instruments Inc.

Supplemental Information—GAAP to Non-GAAP Reconciliation 27 Amounts may not calculate precisely due to rounding. Prior period results have been recast to reflect the retrospective adoption of ASC 606. US$ millions Q2 18 Q3 18 Net Sales $157.8 $126.8 GAAP Gross Profit 55.4 46.4 GAAP Gross Margin 35.1% 36.6% Add: Release of inventory fair value step-up for purchase accounting 0.5 1.4 Add: Share-Based Comp 0.5 0.5 Add: Depreciation of PP&E fair value step-up for purchase accounting 0.1 0.1 Non-GAAP Gross Profit $56.5 $48.4 Non-GAAP Gross Margin 35.8% 38.2% US$ millions, except per share amounts Q2 18 Q3 18 GAAP Basic EPS (5.02) (0.19) GAAP Diluted EPS (5.02) (0.19) GAAP Net Income (Loss) (237.6) (9.0) Add: Share-Based Comp 4.9 3.3 Add: Amortization 10.4 4.2 Add: Restructuring 2.3 1.9 Add: Acquisition Related 1.3 0.2 Add: Release of inventory fair value step-up for purchase accounting 0.5 1.4 Add: Depreciation of PP&E fair value step-up for purchase accounting 0.3 0.2 Add: Accelerated Depreciation - 0.6 Add: Asset Impairment 252.3 - Add: Non-Cash Interest Expense 2.9 3.0 Add: Tax Adjustment from GAAP to Non-GAAP (30.1) (0.5) Non-GAAP Net Income (Loss) 7.2 5.3 Non-GAAP Basic EPS 0.15 0.11 Non-GAAP Diluted EPS 0.15 0.11 US$ millions Q2 18 Q3 18 GAAP Net Income (Loss) $(237.6) $(9.0) Add: Share-Based Comp 4.9 3.3 Add: Amortization 10.4 4.2 Add: Restructuring 2.3 1.9 Add: Acquisition Related 1.3 0.2 Add: Release of inventory fair value step-up for purchase accounting 0.5 1.4 Add: Depreciation of PP&E fair value step-up for purchase accounting 0.3 0.2 Add: Accelerated Depreciation - 0.6 Add: Asset Impairment 252.3 - Add: Interest Expense 4.4 4.8 Subtract: Tax benefit (28.0) 0.3 Non-GAAP Operating Income $10.8 $8.0 27 Investor Presentation © 2019 Veeco Instruments Inc.

Q3 2018 GAAP to Non-GAAP Reconciliation 28 Amounts may not calculate precisely due to rounding Non-GAAP Adjustments In millions, except per share amounts GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $126.8 $126.8 Gross Profit 46.4 0.5 1.5 48.4 Gross Margin 36.6% 38.2% Research and Development 23.5 (0.7) 22.8 Selling, General, and Administrative and Other 20.2 (1.9) (0.8) 17.6 Net Income (Loss) $(9.0) 3.3 4.2 6.8 $5.3 Income (Loss) Per Common Share: Basic $(0.19) $0.11 Diluted (0.19) 0.11 Weighted Average Number of Shares: Basic 47.0 47.0 Diluted 47.0 47.0 Other Non-GAAP Adjustments Restructuring 1.9 Acquisition Related 0.2 Release of inventory fair value step-up associated with the Ultratech purchase accounting 1.4 Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting 0.2 Accelerated Depreciation 0.6 Non-Cash Interest Expense 3.0 Non-GAAP Tax Adjustment (0.5) Total Other 6.8 Investor Presentation © 2019 Veeco Instruments Inc.

Q4 2018 Guidance GAAP to Non-GAAP Reconciliation 29 Amounts may not calculate precisely due to rounding Non-GAAP Adjustments In millions, except per share amounts GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $85–$105 $85–$105 Gross Profit 30–39 1 — — 31–40 Gross Margin 35%–37% 36%–38% Net Income (Loss) $(26)–$(19) 4 4 7 $(11)–$(4) Income (Loss) per Diluted Share $(0.56)–$(0.40) $(0.25)–$(0.09) GAAP Net Income (Loss) $(26)–$(19) Share-Based Compensation 4 Amortization 4 Restructuring 2 Accelerated Depreciation 1 Interest Expense 4 Income Tax Expense (Benefit) 1 Non-GAAP Operating Income $(10)–$(3) Investor Presentation © 2019 Veeco Instruments Inc.